Exhibit 99.1

FORM OF SUPPORT AGREEMENT

THIS SUPPORT AGREEMENT (this “Agreement”), is made and entered into as of December 17, 2017, by and among The Hershey Company, a Delaware corporation (“Parent”), Alphabet Merger Sub, Inc., a Delaware corporation and direct, wholly-owned Subsidiary of Parent (“Acquisition Sub”), and                          (“Stockholder”).

WHEREAS, Stockholder is, as of the date hereof, the record and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which meaning will apply for all purposes of this Agreement) of the number of shares of Common Stock, par value $0.01 (the “Company Common Stock”), of Amplify Snack Brands, Inc., a Delaware corporation (the “Company”), set forth opposite the name of Stockholder on Schedule I hereto;

WHEREAS, Parent, Acquisition Sub and the Company have entered into an Agreement and Plan of Merger, dated as of the date hereof, in the form attached hereto as Exhibit A (as may be amended from time to time, the “Merger Agreement”), which provides, among other things, for Acquisition Sub to commence a tender offer for all of the issued and outstanding shares of Company Common Stock (the “Offer”) and, following the completion of the Offer, the merger of Acquisition Sub with and into the Company, with the Company surviving (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement; and

WHEREAS, as a condition to the willingness of Parent and Acquisition Sub to enter into the Merger Agreement and as an inducement and in consideration therefor, Stockholder has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and in the Merger Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1.        Representations and Warranties of Stockholder. Stockholder hereby represents and warrants to Parent and Acquisition Sub as follows:

(a)    Stockholder (i) is the record and beneficial owner of the shares of the Company Common Stock (together with any shares of Company Common Stock which Stockholder may acquire at any time in the future during the term of this Agreement, the “Common Shares”) set forth opposite Stockholder’s name on Schedule I to this Agreement and (ii) except as set forth in Schedule I to this Agreement, neither holds nor has any beneficial ownership of any other shares of Company Common Stock or any performance based stock units, restricted stock, restricted stock units, deferred stock units, options, warrants or other right or security convertible into or exercisable or exchangeable for shares of Company Common Stock.

(b)    Stockholder has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Stockholder, the performance of Stockholder’s obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Stockholder, and no other proceedings on the part of Stockholder are necessary to authorize this Agreement, the performance of Stockholder’s obligations hereunder and the consummation of the transactions contemplated hereby.

(c)    This Agreement has been validly executed and delivered by Stockholder and, assuming this Agreement constitutes a valid and binding obligation of Parent and Acquisition Sub, constitutes the valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) that the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

(d)    Neither the execution and delivery of this Agreement nor the consummation by Stockholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which Stockholder is a party or by which Stockholder or Stockholder’s assets are bound. The consummation by Stockholder of the transactions contemplated hereby will not (i) violate any provision of any judgment, order or decree applicable to Stockholder or (ii) require any consent, approval, or notice under any statute, law, rule or regulation applicable to Stockholder other than (x) as required under the Exchange Act or the Securities Act and the rules and regulations promulgated thereunder and (y) where the failure to obtain such consents or approvals or to make such notifications, would not, individually or in the aggregate, prevent or materially delay the performance by Stockholder of any of its obligations under this Agreement.

(e)    The shares of Company Common Stock and the certificates, if any, representing the Common Shares owned by Stockholder are now, and at all times during the term hereof will be, held by Stockholder, by a nominee or custodian for the benefit of Stockholder or by the depository under the Offer, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, options, rights, understandings or arrangements or any other encumbrances or restrictions whatsoever on title, transfer, or exercise of any rights of a stockholder in respect of such Common Shares (collectively, “Encumbrances”), except for (i) any such Encumbrances arising hereunder (in connection therewith any restrictions on transfer or any other Encumbrances have been waived by appropriate consent) and (ii) Encumbrances imposed by federal or state securities laws (collectively, “Permitted Encumbrances”).

(f)    Except as otherwise set forth in this Agreement, Stockholder has the power to vote, dispose and to issue instructions with respect to the matters set forth herein and the power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.

(g)    No broker, investment banker, financial advisor or other advisor of Stockholder or any of Stockholder’s Affiliates is or may be entitled to any banking, broker’s, finder’s, success, completion or similar fee or commission from Parent, Acquisition Sub or the Company in respect of this Agreement based on any Contract made by or on behalf of Stockholder solely in Stockholder’s capacity as a stockholder of the Company.

(h)    There is no suit, claim, action, investigation or other proceeding pending or, to the knowledge of Stockholder, threatened by, against, or involving or affecting Stockholder and/or any of its Affiliates before or by any Governmental Entity that would reasonably be expected to prevent or materially delay the performance by Stockholder of its obligations hereunder or impair the ability of Stockholder to consummate the transactions contemplated hereby.

(i)    Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon Stockholder’s execution and delivery of this Agreement.

SECTION 2.        Representations and Warranties of Parent and Acquisition Sub. Each of Parent and Acquisition Sub hereby represents and warrants to Stockholder as follows:

(a)    Each of Parent and Acquisition Sub is a corporation duly organized, validly existing and in good standing (with respect to jurisdictions that recognize such concept) under the laws of the jurisdiction of its organization, and each of Parent and the Acquisition Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

(b)    This Agreement has been duly authorized, executed and delivered by each of Parent and Acquisition Sub, and constitutes the valid and binding obligations of each of Parent and Acquisition Sub, enforceable against each of them in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

(c)    Neither the execution and delivery of this Agreement or the Merger Agreement by each of Parent and Acquisition Sub nor the consummation by

Parent and Acquisition Sub of the transactions contemplated hereby or thereby will result in a violation of, or a default under, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which either Parent or Acquisition Sub is a party or by which either Parent or Acquisition Sub or their respective assets are bound. The consummation by Parent and Acquisition Sub of the transactions contemplated by this Agreement or the Merger Agreement will not (i) violate any provision of any judgment, order or decree applicable to Parent or Acquisition Sub or (ii) require any consent, approval or notice under any statute, law, rule or regulation applicable to either Parent or Acquisition Sub, other than (x) as required under applicable federal securities laws, including the Exchange Act and the rules and regulations promulgated thereunder, the rules of any applicable securities exchange, the pre-merger notification requirements of the HSR Act, and filings and recordation of appropriate merger documents as required by the General Corporation Law of the State of Delaware (“DGCL”) or any other applicable Laws, and (y) where the failure to obtain such consents or approvals or to make such notifications, would not, individually or in the aggregate, prevent or materially delay the performance by either Parent or Acquisition Sub of any of their obligations under this Agreement.

SECTION 3.        Tender of the Common Shares.

(a)    Subject to the terms of this Agreement, unless the Merger Agreement has been terminated in accordance with its terms, Stockholder hereby agrees that it shall irrevocably tender its Common Shares, or cause its Common Shares to be validly and irrevocably tendered, into the Offer pursuant to and in accordance with the terms of the Offer, free and clear of all Encumbrances (other than Permitted Encumbrances). Without limiting the generality of the foregoing, as promptly as practicable after, but in no event later than the tenth (10th) business day after, the commencement of the Offer pursuant to Section 2.1 of the Merger Agreement, Stockholder shall deliver pursuant to the terms of the Offer all of the Common Shares owned by Stockholder as of the date of such tender (the “Tender Date”) together with the letter of transmittal and any other documents or instruments expressly required thereby in order to effect the valid tender of Stockholder’s Common Shares. If Stockholder acquires any Common Shares after the Tender Date, Stockholder shall tender into the Offer such Common Shares prior to the earlier of (x) the fifth (5th) business day following the date that Stockholder shall acquire such Common Shares and (y) the Expiration Date. Stockholder agrees that, once its Common Shares are tendered, Stockholder shall not withdraw any of such Common Shares from the Offer, unless and until (i) this Agreement shall have been terminated in accordance with Section 11 hereof or (ii) the Offer shall have been terminated in accordance with the Merger Agreement. Upon the occurrence of (i) or (ii) in the preceding sentence, Parent and Acquisition Sub shall promptly return, and shall cause any depository or paying agent, including the Paying Agent, acting on behalf of Parent and Acquisition Sub, to return all tendered Common Shares to Stockholder.

(b)    Upon receipt of payment in full for all of its Common Shares pursuant to the Merger Agreement, Stockholder agrees that any and all rights incident to its ownership of Common Shares (including any rights to recover amounts, if any, that may be determined to be due to any stockholder or former stockholder of the Company), including but not limited to rights arising out of Stockholder’s ownership of Common Shares prior to the transfer of such Common Shares to Acquisition Sub or Parent pursuant to the Offer or pursuant to the Merger Agreement, shall be transferred to Acquisition Sub and Parent upon the transfer to Acquisition Sub or Parent of Stockholder’s Common Shares.

SECTION 4.        No Transfer; No Inconsistent Arrangement.

(a)    Prior to the termination of this Agreement, except as otherwise provided herein (including pursuant to Section 3 or Section 5) or in the Merger Agreement, Stockholder shall not, and Stockholder shall cause each of its subsidiaries not to: (i) transfer, assign, sell, gift-over, hedge, pledge or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of, enter into any derivative arrangement with respect to, create or suffer to exist any Encumbrances (other than Permitted Encumbrances) on or consent to any of the foregoing (“Transfer”), any or all of the Common Shares or any right or interest therein; (ii) enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer; (iii) grant any proxy, power-of-attorney or other authorization or consent with respect to any of the Common Shares with respect to any matter that is, or that is reasonably likely to be exercised in a manner, inconsistent with the transactions contemplated by the Merger Agreement or the provisions thereof; (iv) deposit any of the Common Shares into a voting trust, or enter into a voting agreement or arrangement with respect to any of the Common Shares; or (v) knowingly, directly or indirectly, take or cause the taking of any other action that would restrict, limit or interfere with the performance of Stockholder’s obligations hereunder or the transactions contemplated hereby, excluding any bankruptcy filing. Without limiting the foregoing, at all times commencing with the execution and delivery of this Agreement and continuing until the termination of this Agreement pursuant to Section 11, Stockholder shall not tender the Common Shares into any tender or exchange offer commenced by a Person other than Parent, Acquisition Sub or any other Subsidiary of Parent.

(b)    The restrictions set forth in Section 4(a) shall not apply to any transfer of Common Shares by Stockholder: (i) for the net settlement of such Stockholder’s Company Options and other Company Compensatory Awards (to pay the exercise price thereof and any tax withholding obligations); (ii) for the exercise of such Stockholder’s Company Options and other Company Compensatory Awards and the sale of a sufficient number of such Common Shares acquired upon exercise of such Company Options and other Company Compensatory Awards as would generate sale proceeds sufficient to pay the aggregate applicable exercise price of shares then exercised under such Company Options and other Company Compensatory Awards and the taxes payable by such Stockholder as a result of such exercise; (iii) in the case of any Stockholder that is a natural person, by will or the laws of intestacy, or to any trust, partnership, corporation or limited liability company established and held for the direct or indirect benefit of the Stockholder or his or her family members; (iv) in the case of any Stockholder that is a partnership or limited liability company, to one or more partners or members of Stockholder or to an affiliated corporation, trust or other business entity under common control with Stockholder; or (v) in the case of any Stockholder that is a trust, a transfer to a beneficiary; provided that, in the case of clauses (iii) through (v), the transferee shall concurrently with such Transfer execute a customary joinder in form and substance reasonably satisfactory to Parent agreeing to be a “Stockholder” hereunder if such transferee is not already a party to this Agreement, and to perform all obligations as a Stockholder pursuant to this Agreement with respect to the Common Shares.

SECTION 5.        Grant of Irrevocable Proxy; Voting Agreement.

(a)    Stockholder hereby revokes and agrees to cause to be revoked any proxies that Stockholder has heretofore granted with respect to the Common Shares. Without in any way limiting Stockholder’s right to vote the Shares in its sole discretion on any other matters that may be submitted to a stockholder vote, consent or other approval, Stockholder hereby irrevocably grants to, and appoints, Parent and any designee thereof, Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Stockholder, to attend any meeting of the stockholders of the Company on behalf of Stockholder, to include such Common Shares in any computation for purposes of establishing a quorum at any meeting of stockholders of the Company, and to vote all Common Shares beneficially owned or controlled by Stockholder (the “Vote Common Shares”), or to grant a consent or approval in respect of the Vote Common Shares, in connection with any meeting of the stockholders of the Company or any action by written consent in lieu of a meeting of stockholders of the Company (i) in favor of (A) the approval of the Merger Agreement and the transactions contemplated thereunder and/or (B) approval of any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the approval of the Merger Agreement or such other transaction on the date on which such meeting is held, (ii) against (A) any action or agreement which is intended or would reasonably be expected to impede, delay, postpone, interfere with, nullify or prevent, in each case in any material respect the Offer or the Merger, including, but not limited to, any other extraordinary corporate transaction, including a merger, acquisition, sale, consolidation, reorganization, recapitalization, extraordinary dividend or liquidation involving the Company and a Third Party, or any other proposal of a Third Party to acquire the Company or all or substantially all of the assets thereof, (B) any Acquisition Proposal and any action in furtherance of any Acquisition Proposal or (C) any action, proposal, transaction or agreement that would reasonably be expected to result in the occurrence of any condition set forth in Annex I to the Merger Agreement not being satisfied or result in a breach of any covenant, representation or warranty or any other obligation or agreement of Stockholder under this Agreement and/or (iii) in favor of any other matter necessary for the consummation of the transactions contemplated by the Merger Agreement, which is considered at any such meeting of the Company stockholders.

(b)    Stockholder hereby represents that any proxies heretofore given in respect of the Common Shares, if any, are revocable, and hereby revokes such proxies.

(c)    Stockholder hereby affirms that the irrevocable proxy set forth in this Section 5 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and, except as set forth in this Section or in Section 12 hereof, is intended to be irrevocable in accordance with the provisions of Section 212 of the DGCL. If during the term of this Agreement for any reason the proxy granted herein is not irrevocable, then Stockholder agrees that it shall vote its Common Shares in accordance with Section 5(a) above as instructed by Parent in writing. The parties agree that the foregoing shall be a voting agreement created under Section 218 of the DGCL.

SECTION 6.        No Solicitation; Acquisition Proposals.

(a)    Stockholder shall not, and shall cause each of its controlled Affiliates, and its and their respective officers and directors (if applicable) not to, and will instruct and use commercially reasonable efforts to cause any of its other Affiliates or Persons acting on its or their behalf (including employees, investment bankers, attorneys, accountants or other agents, “Representatives”) not to, directly or indirectly, (A) solicit, initiate, endorse or knowingly encourage or knowingly facilitate the submission or announcement of any Acquisition Proposal or Acquisition Inquiry or any proposals or offers that constitute or would reasonably be expected to lead to an Acquisition Proposal, (B) furnish or disclose any information regarding the Company to any Person in connection with, or in response to, an Acquisition Proposal or Acquisition Inquiry, (C) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal or Acquisition Inquiry, or (D) approve, recommend or enter into, any letter of intent or similar document, agreement or commitment, or agreement in principle (whether written or oral, binding or nonbinding) with respect to an Acquisition Proposal, in each of the foregoing clauses (A) through (D) other than as permitted pursuant to the terms of the Merger Agreement. Stockholder shall, and shall cause its Representatives to, immediately cease and cause to be terminated any existing solicitation of, or discussions or negotiations with, any Person relating to any Acquisition Proposal or Acquisition Inquiry. It is understood that this Agreement limits the rights of Stockholder only to the extent that Stockholder is acting in Stockholder’s capacity as a stockholder of the Company, and nothing herein shall be construed as preventing Stockholder or any of its Affiliates acting in its capacity as an officer or director of the Company, or as a trustee or fiduciary of any employee benefit plan or trust, from fulfilling the obligations of such office (including, subject to the limitation contained in Section 2.3 and Section 6.2 of the Merger Agreement, the performance of obligations required by the fiduciary obligations of Stockholder acting solely in its capacity as an officer or director, trustee or fiduciary) and no action taken solely in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement; and it is further understood that notwithstanding anything to the contrary provided in this Agreement (but subject to the immediately following proviso), in the event that a Third Party submits an unsolicited bona fide Acquisition Proposal to the Company, the Stockholder or any of its Affiliates or Representatives shall not be prohibited from participating in any discussions or negotiations with respect to a possible tender and support, voting or similar agreement in connection with such Acquisition Proposal if and only if the Company and its representatives are permitted to engage in discussions or negotiations in response to such Acquisition Proposal pursuant to and in accordance with Section 6.2(a) of the Merger Agreement; provided, further, that in no event shall the Stockholder take any action in clause (D) above prior to the termination of the Agreement.

(b)    Stockholder shall notify Parent in writing promptly (but in no event later than 24 hours) after it obtains knowledge of the receipt by Stockholder, any of its Affiliates or any of its or their respective Representatives of any Acquisition Proposal or Acquisition Inquiry, any negotiations or discussions that are sought to be initiated or continued with Stockholder or Stockholder’s Representatives in connection with any Acquisition Proposal, or any request for non-public information relating to the Company or any of its Subsidiaries or for access to the business, properties, assets, books or records of the Company or any of its Subsidiaries by any Person (which notification shall include the identity of the Person making or submitting such Acquisition Proposal, Acquisition Inquiry or request, and the material terms and conditions thereof). Stockholder shall keep Parent reasonably informed of any material change to the terms of such Acquisition Proposal or Acquisition Inquiry.

SECTION 7.  Waiver of Appraisal and Dissenters’ Rights and Actions. Stockholder hereby (i) waives and agrees not to exercise any rights (including under Section 262 of the DGCL) to demand appraisal of any Common Shares or rights to dissent from the Merger which may arise with respect to the Merger and (ii) agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or other proceeding, against Parent, Acquisition Sub, the Company or any of their respective directors, officers or successors relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the making or consummation of the Offer or consummation of the Merger, including any proceeding (x) challenging the validity of, or seeking to enjoin the operation of, any provision of the Merger Agreement or this Agreement or (y) alleging a breach of any fiduciary duty of the Board of Directors of the Company in connection with the Merger Agreement or the transactions contemplated thereby.

SECTION 8.        Public Announcements. Stockholder shall not issue any press release or make any public statement with respect to the Offer, the Merger, the Merger Agreement or this Agreement and the transactions contemplated hereby without the prior written consent of Parent, except as may be required by applicable Law or the rules or regulations of any applicable United States securities exchange or Governmental Entity to which Stockholder is subject, in which case Stockholder shall use its commercially reasonable efforts to allow Parent reasonable time to comment on such release or announcement in advance of such issuance. Stockholder (a) consents to and authorizes the publication and disclosure by Parent and its Affiliates of its identity and holdings of the Common Shares and the nature of its commitments and obligations under this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement) and any other information that Parent reasonably determines is required to be disclosed by applicable Law in any announcement, press release, the Offer Documents, the Company’s Schedule 14D-9 (in each case, including all schedules and documents filed with the SEC) or any other disclosure document in connection with the Offer, the Merger, or any other Transactions contemplated by the Merger Agreement, (b) agrees to promptly give to Parent and the Company any information they may reasonably require for the preparation of any such disclosure documents and (c) agrees to promptly notify Parent and the Company of any required corrections with respect to any written information supplied by it specifically for use in any such disclosure document, if any, to the extent that any shall be or have become false or misleading in any material respect.

SECTION 9.        Adjustments. In the event (a) of any stock dividend, stock split, merger, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company on, of or affecting the Common Shares or (b) that Stockholder shall become the beneficial owner of any additional shares of Company Common Stock, then the terms of this Agreement shall apply to the shares of Company Common Stock held by Stockholder immediately following the effectiveness of the events described in clause (a) or Stockholder becoming the beneficial owner thereof as described in clause (b), as though, in either case, they were Common Shares hereunder. In the event that Stockholder shall become the beneficial owner of any other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 5 hereof, then the terms of Section 5 hereof shall apply to such other securities as though they were Common Shares hereunder.

SECTION 10.        Further Assurances. Each party shall execute and deliver, or cause to be executed and delivered, any additional documents and take, or cause to be taken, any further actions, and do, or cause to be done, all things necessary, proper or advisable under applicable Law to perform its obligations under this Agreement.

SECTION 11.        Termination.

(a)    This Agreement shall terminate immediately upon the earliest to occur of the following:

(i) valid termination of the Merger Agreement pursuant to the terms thereof;

(ii) the Effective Time;

(iii) such date and time as (A) any amendment or change to the Merger Agreement is effected without Stockholder’s consent that decreases the Offer Price or (unless in response to an Acquisition Proposal or Acquisition Inquiry, and containing cash consideration of no less than $10) changes the form of consideration payable under the Merger Agreement to such stockholder, or (B) any amendment or change to the Merger Agreement that is not approved by the Board of Directors of the

Company is effected without Stockholder’s consent that materially and adversely affects Stockholder;

(iv) the mutual written consent of Parent and Stockholder; or

(v) the acceptance of the Company Common Stock beneficially owned by Stockholder in the Offer.

(b)    Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (i) nothing set forth in this Section 11 shall relieve any party from liability for any willful breach of this Agreement prior to termination hereof and (ii) Section 12 hereof shall survive the termination of this Agreement.

SECTION 12.        Miscellaneous.

(a)    Certain Definitions. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement.

(b)    Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

(c)    Waiver. No failure on the part of any party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

(d)    Entire Agreement. This Agreement, together with Schedule I, and any other documents and certificates delivered pursuant hereto, constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter of this Agreement.

(e)    Applicable Law and Jurisdiction; Waiver of Jury Trial. This Agreement is made under, and shall be construed and enforced in accordance with, the laws of the State of Delaware applicable to agreements made and to be performed solely therein, without giving effect to principles of conflicts of law. Each of the parties hereto (a) consents to and submits to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a federal court sitting in Wilmington, Delaware (the “Delaware Courts”) in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that all claims in respect of such action or proceeding shall be heard and determined in any such court, (c) shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (d) shall not bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other Person with respect thereto. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

(f)    Assignability; Parties in Interest. This Agreement shall be binding upon, and shall be enforceable by and inure to the benefit of, the parties hereto and their respective successors and assigns. This Agreement shall not be assignable by any party hereto without the express written consent of the other parties hereto, and any attempt to make any such assignment without such consent shall be null and void. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person, other than the parties hereto, any right, benefit or remedy of any nature.

(g)    Notices. All notices, requests, claims, demands and other communications required or permitted under, or otherwise given in connection with, this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally, sent via electronic mail (receipt confirmed), facsimile (receipt confirmed) or sent by a nationally recognized overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Stockholder, to:

Facsimile:

Attention:

with copies to:

Goodwin Procter LLP

100 Northern Avenue

Boston, Massachusetts 02210

Attention: Bradley C. Weber

            James A. Matarese

            Andrew H. Goodman

Facsimile: (617) 523-1231

E-mail: bweber@goodwinlaw.com

            jmatarese@goodwinlaw.com

            agoodman@goodwinlaw.com

If to Parent or Acquisition Sub, to:

The Hershey Company

100 Crystal A Drive

Hershey, PA 17033

Attention:         General Counsel

Facsimile:         (717) 534-1912

E-mail: lturner@hersheys.com

and with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036-6522

Facsimile: (212) 735-2000

Email:       Martha.McGarry@skadden.com

       Thomas.Greenberg@skadden.com

       Maxim.MayerCesiano@skadden.com

Attention:  Martha E. McGarry

       Thomas W. Greenberg

       Maxim O. Mayer-Cesiano

(h)    Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

(i)    Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(j)    Counterparts. This Agreement may be executed and delivered (including by facsimile or other form of electronic transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(k)    Specific Performance. The parties hereto agree that irreparable damage would occur and that the parties hereto would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Delaware Courts without proof of damages and, in any action for specific performance, each party hereto waives the defense of adequacy of a remedy at law and waives any requirement for the securing or posting of any bond in connection with such remedy, this being in addition to any other remedy to which they are entitled at law or in equity. The parties hereto further agree that by seeking the remedies provided for in this Section 12(k), a party shall not in any respect waive its right to seek any other form of relief that may be available to such party under this Agreement (including monetary damages) for breach of any of the provisions of this Agreement or in the event that the remedies provided for in this Section 12(k) are not available or otherwise are not granted.

(l)    Expenses. All fees and expenses incurred in connection this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Offer or the Merger is consummated.

(m)    No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties hereto unless and until the Merger Agreement is executed by all parties thereto.

[REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, Parent, Acquisition Sub and Stockholder have caused this Agreement to be duly executed and delivered as of the date first written above.

THE HERSHEY COMPANY

By:
Name:
Title:

ALPHABET MERGER SUB, INC.

By:
Name:
Title:

STOCKHOLDER:

By:
Name:
Title:

SCHEDULE I

Name and Address of Stockholder	Company Common Stock		Vested Options	Unvested Options	Restricted Stock	Total Common Shares
[•]	[•]	[•]	[•]	[•]	[•]	[•]
Total	[•]	[•]	[•]	[•]	[•]	[•]